                                 Exhibit 23.03

               CONSENT OF DELOITTE & TOUCHE, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of our report dated July 27, 1998, with respect to the consolidated financial statements of Anglo-World Education (UK) Limited and Subsidiaries included in the Annual Report (Form 10-K) of Sylvan Learning Systems, Inc. for the year ended December 31, 1998.

Registration Statements on Form S-3

Registration Number         Date Filed
------------------------------------------------------
33-92014                    May 8, 1995
33-92852                    May 30, 1995
333-1674                    February 26, 1996
333-16111                   November 14, 1996
333-21261                   February 6, 1997
333-26633                   May 7, 1997
333-31273                   July 15, 1997
333-39535                   November 5, 1997
333-43355                   December 29, 1997
333-46747                   February 23, 1998
333-48997                   March 31, 1998
333-50993                   April 24, 1998
333-61083                   August 25, 1998
333-65197                   October 1, 1998
333-67727                   December 4, 1998

Registration Statements on Form S-8


                                          Registration
Name                                      Number            Date Filed
--------------------------------------------------------------------------------
1987-1991 Employee Stock Option Plan       33-77384         April 6, 1994
1993 Director Stock Option Plan            33-77386         April 6, 1994
1993 Employee Stock Option Plan            33-77390         April 6, 1994
1993 Management Stock Option Plan          33-77388         April 6, 1994
1997 Employee Stock Purchase Plan          333-21963        February 18, 1997
1998 Stock Incentive Plan                  333-62011        August 21, 1998
1993 Employee Stock Option Plan and
 Employee Stock Purchase Plan              33-77390         September 14, 1998


/s/ Deloitte & Touche

United Kingdom
March 25, 1999